UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 28, 2026

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 West Front Street, Red Bank, New Jersey 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange in which registered
Common stock, $0.01 par value per share	OCFC	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
At the 2026 Annual Meeting, the stockholders approved the OceanFirst Financial Corp. 2026 Stock Incentive Plan (the “Plan”). A description of the material features of the Plan and a full copy was included in the proxy statement filed with the SEC on April 27, 2026. The form of the Award Agreements are filed as exhibits within this current Form 8-K.
ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s 2026 Annual Meeting was held on May 27, 2026 (the “Annual Meeting”). A total of 50,762,286 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Registrant’s stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Matter 1. The election of thirteen directors, each for a one-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
John F. Barros	44,642,369	653,540	5,466,377
Anthony R. Coscia	43,619,859	1,676,050	5,466,377
Jack M. Farris	43,541,230	1,754,679	5,466,377
Robert C. Garrett	44,617,993	677,916	5,466,377
Kimberly M. Guadagno	43,957,204	1,338,705	5,466,377
Nicos Katsoulis	43,954,828	1,341,081	5,466,377
Joseph J. Lebel III	44,329,611	966,298	5,466,377
Christopher D. Maher	44,260,621	1,035,288	5,466,377
Joseph M. Murphy, Jr.	44,170,748	1,125,161	5,466,377
Steven M. Scopellite	44,065,874	1,230,035	5,466,377
Grace C. Torres	43,792,723	1,503,186	5,466,377
Patricia L. Turner	44,021,615	1,274,294	5,466,377
Dalila Wilson-Scott	44,600,106	695,803	5,466,377

Matter 2. An advisory (non-binding) vote to approve the compensation paid to the Registrant’s named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
42,473,812	1,816,614	1,005,483	5,466,377

Matter 3. Approval of the OceanFirst Financial Corp. 2026 Stock Incentive Plan.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
41,649,786	2,757,137	888,986	5,466,377

Matter 4. The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending December 31, 2026.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
49,515,766	205,551	1,040,969	—

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit Description	Reference

10.1	OceanFirst Financial Corp. 2026 Stock Incentive Plan	Incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders of OceanFirst Financial Corp., filed by the Company under the Exchange Act on April 27, 2026 (File No. 001-11713)
10.2	Form of Time-Based Restricted Stock Award Agreement	Incorporated herein by reference from Exhibit to Form S-8 filed on May 28, 2026.
10.3	Form of Performance-Based Restricted Stock Award Agreement	Incorporated herein by reference from Exhibit to Form S-8 filed on May 28, 2026.
10.4	Form of Restricted Stock Unit Award Agreement	Incorporated herein by reference from Exhibit to Form S-8 filed on May 28, 2026.
10.5	Form of Incentive Stock Option Award Agreement	Incorporated herein by reference from Exhibit to Form S-8 filed on May 28, 2026.
10.6	Form of Non-Qualified Stock Option Award Agreement	Incorporated herein by reference from Exhibit to Form S-8 filed on May 28, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	May 28, 2026	/s/ Patrick S. Barrett
Patrick S. Barrett
Senior Executive Vice President and Chief Financial Officer